Exhibit 99.1

FOR IMMEDIATE RELEASE

Rice Energy Announces Closing of Vantage Energy Acquisition

CANONSBURG, Pa., October 19, 2016 /PRNewswire/ - Rice Energy Inc. (NYSE: RICE) (“Rice Energy”) announced today that it has completed the previously announced acquisition of Vantage Energy, LLC and Vantage Energy II, LLC (collectively, “Vantage”). In connection with the closing, Rice Energy has completed the sale of the acquired Vantage midstream assets to Rice Midstream Partners LP (NYSE: RMP) (“Rice Midstream Partners”).

With this acquisition, Rice Energy now controls approximately 231,000 net acres in the Marcellus and Ohio Utica Shale cores with an inventory of 1,164 drilling locations. Similarly, Rice Midstream Partners possesses one of the largest and most concentrated core dry gas acreage dedications in Appalachia, covering approximately 199,000 acres in Washington and Greene Counties.

Aggregate consideration paid at closing was approximately $2.7 billion, which consisted of approximately $1.0 billion cash, the retirement of assumed net debt of approximately $700 million and the issuance of units in Rice Energy Operating LLC, a subsidiary of Rice Energy, that are immediately exchangeable into 40 million shares of Rice Energy common stock, valued at $1.0 billion.

About Rice Energy

Rice Energy Inc. is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas and oil properties in the Appalachian Basin.

For more information, please visit www.riceenergy.com.

About Rice Midstream Partners

Rice Midstream Partners LP is a fee-based, growth-oriented limited partnership formed by Rice Energy Inc. to own, operate, develop and acquire midstream assets in the Appalachian basin. RMP provides midstream services to Rice Energy and third-party companies through its natural gas gathering, compression, and water assets in the dry gas cores of the Marcellus and Utica Shales.

For more information, please visit www.ricemidstream.com.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than historical facts included or incorporated herein that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. All forward-looking statements speak only as of the date of this release. Although we believe that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

We caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, including, but not limited to, the ultimate timing, outcome and results of integrating the operations of Vantage Energy; the effects of the business combination of Rice Energy and Vantage Energy, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from fully combining the businesses; and the ability of Rice Energy and RMP to recognize the expected benefits and synergies of transactions. Information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our Forms 10-K, 10-Q and 8-K. Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by us will be realized, or even if realized, that they will have the expected consequences to or effects on us, our business or operations. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Contact:

Julie Danvers, Director of Investor Relations

(832) 708-3437

Julie.Danvers@RiceEnergy.com

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